Exhibit 10.1

可变利益实体购买协议

Variable Interest Entity Purchase Agreement

立约人

Parties

本可变利益实体购买协议（以下简称“协议”），签订日期为2024年 1月 31日，由 上海诺斯拉文化有限公司 （“购买方”）与 宗辉 （“卖方”）签订。

This VARIABLE INTEREST ENTITY PURCHASE AGREEMENT (Agreement), dated 2024, is made by between Shanghai Nocera Culture Co., Ltd. (“Purchaser”) and Zong Hui (“Seller”).

鉴于本协议中的相互承诺和约定，双方同意购买可变利益实体的控制权，并按下述条款和条件进行。

In consideration of the mutual promises and covenants in this Agreement, the Parties agree to the Purchase of controlling interest of a Variable Interest Entity and the Terms and Conditions as set forth below.

购买内容

Purchase

购买方将收购卖方在浙江星咖互娱文化传媒有限公司 100% 的控制权。

The Purchaser shall acquire the Seller’s 100% controlling interest of Zhejiang Xinca Mutual Entertainment Culture Media Co., LTD.

条件和条款

Terms And Conditions

1.          购买价格 Purchase Price

上海诺斯拉文化有限公司将用180万股Nocera Inc. (股票代号：NCRA)股权购买浙江星咖互娱文化有限公司100%的可变利益实体控制权。

The Purchaser will exchange 1.8 million shares of Nocera Inc. (NASDAQ:NCRA) for 100% controlling interest in the Variable Interest Entity of Zhejiang Xinca Mutual Entertainment Culture Media Co., LTD.

2.          付款条件Payment

合同签订后，购买方应向卖方交割Nocera Inc.180万股股权。

Upon signing the contract, the Purchaser shall deliver 1.8 million shares of Nocera Inc. to the Seller.

3.          有效期间Effective Date

合约期间自签约日起生效。

The agreement effective from the date of signing.

4.          交付Delivery

于生效日期当日，卖方应交付所有代表购买方购买控制权的可变动利益控协议及其法律意见书。

At the effective date, the Seller shall deliver all Variable Interest Agreement and the Variable Interest Agreement legal opinion representing the controlling interest purchased by the Purchaser.

5.          卖方保证Warranty of the Seller

卖方保证，本协议的履行不违反公司章程的任何条款或规定，或任何合同或任何承诺。此外，卖方保证，没有针对卖方的任何行动、诉讼或调查正在进行中。

The Seller warrants that the consummation of this Agreement does not violate any terms or provision of the bylaws of the company or any contract or any commitment. Moreover, the Seller warrants that there are no actions, proceedings or investigation pending against the Seller.

6.          购买方保证Warranty of the Purchaser

购买方了解与公司相关的投资风险，并同意他们能够承担这些风险。购买方在财务和业务事务方面有足够的知识和经验，使其能够评估与本协议相关的价值和风险。

The Purchaser understands the risks of investments related to the company and claims they are able to bear the risks. The Purchaser has enough knowledge and experience in the financial and business matters, making the Purchaser capable of evaluating the merits and risks associated with this Agreement.

1

7.          适用法律Governing Law

本协议应受中国民法和公司法的管辖。

This agreement shall be governed by the civil law and the Company law of China.

(本页留作可变利益实体购买协议的签名页)

(This page is intentionally left as the signature page of the Variable Interest Entity Purchase Agreement)

购买方：上海诺斯拉文化有限公司

Purchaser：Shanghai Nocera Culture Co., Ltd.

代表人 ：邓淞元

Representative: Song-Yuan Teng

签名 Signature：/s/ Song-Yuan Teng

日期Date: January 31, 2024

地址：上海市奉贤区平庄西路1599号

Address: No. 1599, Pingzhuang West Road, Fengxian District, Shanghai, China

卖方：宗辉

Purchaser：Zong Hui

签名 Signature：/s/ Zong Hui

日期Date: January 31, 2024

地址：上海市浦东新区永泰路136弄25号402室

Address: Room 402, No. 25, Lane 136, Yongtai Road, Pudong New District, Shanghai, China

2